UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2007

MONTPELIER RE HOLDINGS LTD.

(Exact Name of Registrant as Specified in Its Charter)

Bermuda	001-31468	98-0428969
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation or		Identification No.)
Organization)

Montpelier House

94 Pitts Bay Road

Pembroke HM 08

Bermuda

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (441) 296-5550

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Montpelier Re Holdings Ltd. (the “Company”) has announced that Christopher L. Harris, the Company’s Chief Underwriting and Risk Officer, is scheduled to present at the 2007 New York Stock Exchange Virtual Conference on Tuesday, December 4, 2007 at 9:00 a.m. ET.

The Company’s press release announcing the live webcast is attached as Exhibit 99.1 to this Form 8-K.

Mr. Harris’ presentation, which has been pre-recorded, includes an overview of the Company including details on its strategic initiatives. The presentation, in its entirety, is furnished herein as Exhibits 99.2 and 99.3.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.  The following exhibits are furnished herein.

Exhibit No.	Description of Exhibit

99.1	Press Release dated December 3, 2007.

99.2	Supplemental Regulation FD Disclosure (slide presentation used in the presentation) dated December 4, 2007.

99.3	Supplemental Regulation FD Disclosure (a transcript of the presentation) dated December 4, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Montpelier Re Holdings Ltd.
(Registrant)

December 4, 2007	By:	/s/ Jonathan B. Kim
Date	Name:	Jonathan B. Kim
	Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated December 3, 2007.

99.2	Supplemental Regulation FD Disclosure (slide presentation used in the presentation) dated December 4, 2007.

99.3	Supplemental Regulation FD Disclosure (a transcript of the presentation) dated December 4, 2007.